UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 26, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	333-40067	87-0496065
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL  60173
(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300
(Registrant’s telephone number, including area code)

N.A.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act

ITEM 8.01. OTHER EVENTS.

As previously disclosed, on April 18, 2006, Pliant Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed the Debtors’ Second Amended Joint Plan of Reorganization (the “Second Amended Plan”) with the United States Bankruptcy Court for the District of Delaware. On May 26, 2006, the Company issued a press release announcing the voting results for the Second Amended Plan. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.            Description

99.1                         Press Release dated May 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION
Date: June 2, 2006	By:	/s/ JOSEPH KWEDERIS
Joseph Kwederis Senior Vice President and Chief Financial Officer